EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Cascade Corporation (the “Company”) on Form 10-Q for the period ending October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard S. Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard S. Anderson
Richard S. Anderson
Chief Financial Officer
December 15, 2003